UNITED STATES BANKRUPTCY COURT

CASE NAME:	In re Valence Technology, Inc.	PETITION DATE:	7/12/2012
CASE NUMBER:	12-11580	DISTRICT OF TEXAS:	Western District
PROPOSED PLAN DATE:		DIVISION:	

MONTHLY OPERATING REPORT SUMMARY FOR MONTH

MONTH	3/01/2013 - 3/31/2013	4/01/2013 - 4/30/2013	5/01/2013 - 5/31/2013	6/01/2013 - 6/30/2013	7/01/2013 - 7/31/2013	8/01/2013 - 8/31/2013
REVENUES (MOR-6)	3,434,995.06	2,746,593.54	2,048,405.76	3,021,052.61	2,715,240.64	3,871,362.45
INCOME BEFORE INT; DEPREC./TAX (MOR-6)	(271,410.43)	(477,806.48)	(745,843.80)	(617,700.61)	(676,422.64)	(594,076.55)
NET INCOME (LOSS) (MOR-6)	1,076,258.45	(493,445.97)	(775,026.16)	318,650.64	(711,224.82)	(630,679.53)
PAYMENTS TO INSIDERS (MOR-9)	93,296.41	89,939.89	100,783.41	104,209.16	93,412.19	90,909.54
PAYMENTS TO PROFESSIONALS (MOR-9)	74,830.89	157,387.40	156,253.11	162,976.42	155,678.51	115,012.70
TOTAL DISBURSEMENTS (MOR-7)	$ 7,100,305.32	$ 6,854,064.02	$ 6,020,486.20	$ 9,485,409.22	$ 6,656,959.87	$7,867,120.88

The original of this document must be filed with the United States Bankruptcy Court and a copy must be sent to the United States Trustee

REQUIRED INSURANCE MAINTAINED AS OF SIGNATURE DATE		EXP. DATE
CASUALTY	YES (X) NO ( )	September 30, 2013
LIABILITY	YES (X) NO ( )	September 30, 2013
VEHICLE	YES (X) NO ( )	September 30, 2013
WORKER'S	YES (X) NO ( )	September 30, 2013
OTHER	YES (X) NO ( )	September 30, 2013

	CIRCLE ONE
Are all accounts receivable being collected within terms?	Yes (No)
Are all post-petition liabilities, including taxes, being paid within terms?	(Yes) No
Have any pre-petition liabilities been paid?	Yes (No)
If so, describe	
Are all funds received being deposited into DIP bank accounts?	(Yes) No
Were any assets disposed of outside the normal course of business?	Yes (No)
If so, describe	
Are all U.S. Trustee Quarterly Fee Payments current?	(Yes) No
What is the status of your Plan of Reorganization?	Plan filed; subject to confirmation.

ATTORNEY NAME:	Sabrina Streusand
FIRM NAME:	Streusand, Landon & Ozburn LLP
ADDRESS:	811 Barton Springs Road
	Suite 811
CITY, STATE, ZIP:	Austin, TX 78704
TELEPHONE/FAX:	512-236-9900

I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

SIGNED X /S/ Donald E. Gottschalk TITLE: Acting Chief Financial Officer

(ORIGINAL SIGNATURE)

Donald E. Gottschalk September 20,2013

(PRINT NAME OF SIGNATORY) DATE

CASE NAME: In re Valence Technology, Inc.
CASE NUMBER: 12-11580

COMPARATIVE BALANCE SHEETS

ASSETS	FILING DATE* 7/12/2012	MONTH 3/01/2013 - 3/31/2013	MONTH 4/01/2013 - 4/30/2013	MONTH 5/01/2013 - 5/31/2013	MONTH 6/01/2013 - 6/30/2013	MONTH 7/01/2013 - 7/31/2013	MONTH 8/01/2013 - 8/31/2013
CURRENT ASSETS							
Cash	722,092.00	946,231.81	1,019,485.56	169,508.63	427,781.64	625,153.71	268,486.91
Accounts Receivable, Net	10,111,771.00	8,406,006.76	7,988,432.70	6,837,541.00	6,066,700.80	5,876,747.88	5,772,201.28
Inventory: Lower of Cost or Market	6,887,264.00	7,228,067.72	7,019,437.22	8,150,543.50	8,145,997.82	8,574,344.24	8,366,746.39
Prepaid Expenses	105,063.00	423,020.76	364,642.88	361,783.53	285,004.69	303,651.21	247,875.39
Investments							
Cure Payments**		834,730.84	984,730.84	1,134,730.84	1,334,730.84	1,534,730.84	1,734,730.84
Other***	28,079.00						
TOTAL CURRENT ASSETS	17,854,269.00	17,838,057.89	17,376,729.20	16,654,107.50	16,260,215.79	16,914,627.88	16,390,040.81
PROPERTY, PLANT & EQUIP. @ COST	2,228,373.00	2,160,400.95	2,160,400.95	2,160,400.95	2,160,400.95	2,160,400.95	2,160,400.95
Less Accumulated Depreciation	(1,997,313.00)	(2,004,118.11)	(2,010,355.72)	(2,016,377.08)	(2,022,256.44)	(2,027,992.65)	(2,033,352.06)
NET BOOK VALUE OF PP & E	231,060.00	156,282.84	150,045.23	144,023.87	138,144.51	132,408.30	127,048.89
OTHER ASSETS							
1. Tax Deposits	143,157.00	143,157.00	143,157.00	143,157.00	143,157.00	143,157.00	143,157.00
2. Investments in Subsidiaries	6,532,959.00	6,753,199.00	6,500,493.36	4,707,120.30	5,264,878.21	5,004,147.01	4,308,333.61
3. Electric/Utility Deposit		44,372.16	44,372.16	44,372.16	44,372.16	44,372.16	41,046.02
4. Security deposits & Other Personal Property Not Already Listed	96,880.00	148,636.42	148,636.42	148,636.42	148,636.42	148,636.42	148,636.42
TOTAL ASSETS	$24,858,325.00	$25,083,705.31	$24,363,433.37	$21,841,417.25	$21,999,404.09	$22,387,348.77	$21,158,262.75

* Per Schedules and Statement of Affairs

** See Exhibit C: Court-approved weekly cure payments totaling $95,802.25 to Kuehne + Nagel Logistics, NV and $88,928.59 Kuehne + Nagel, Inc. and Court-approved monthly cure payments totaling $1,550,000 to Tianjin Lishen Battery

***Payment in advance of delivery to Lishen for purchase of inventory

CASE NAME: In re Valence Technology, Inc.
CASE NUMBER: 12-11580

COMPARATIVE BALANCE SHEETS

LIABILITIES & OWNER'S EQUITY	FILING DATE* 7/12/2012	MONTH 3/01/2013 - 3/31/2013	MONTH 4/01/2013 - 4/30/2013	MONTH 5/01/2013 - 5/31/2013	MONTH 6/01/2013 - 6/30/2013	MONTH 7/01/2013 - 7/31/2013	MONTH 8/01/2013 - 8/31/2013
LIABILITIES							
POST-PETITION LIABILITIES(MOR-4)		3,647,458.07	3,464,532.55	1,820,401.47	2,136,371.72	3,432,275.21	2,853,299.34
PRE-PETITION LIABILITIES							
Notes Payable - Secured	69,101,830.00	69,101,829.80	69,101,829.80	69,101,829.80	69,101,829.80	69,101,829.80	69,101,829.80
Priority Debt*	10,833.00						
Federal Income Tax							
FICA/Withholding							
Unsecured Debt	9,204,733.61	9,226,196.96	9,226,196.96	9,226,196.96	9,226,196.96	9,226,196.96	9,226,196.96
Warranty Reserve**		1,124,919.97	1,124,919.97	1,124,919.97	1,124,919.97	1,124,919.97	1,124,919.97
Dividends Payable**		1,168,601.14	1,168,601.14	1,168,601.14	1,168,601.14	1,168,601.14	1,168,601.14
Other***		635,171.01	635,171.01	635,171.01	635,171.01	635,171.01	635,171.01
TOTAL PRE-PETITION LIABILITIES	78,317,396.61	81,256,718.88	81,256,718.88	81,256,718.88	81,256,718.88	81,256,718.88	81,256,718.88
TOTAL LIABILITIES	78,317,396.61	84,904,176.95	84,721,251.43	83,077,120.35	83,393,090.60	84,688,994.09	84,110,018.22
OWNER'S EQUITY (DEFICIT)							
PREFERRED STOCK	8,609,999.72	8,609,999.72	8,609,999.72	8,609,999.72	8,609,999.72	8,609,999.72	8,609,999.72
COMMON STOCK	171,779.77	171,801.14	171,801.14	171,801.14	171,801.14	171,801.14	171,801.14
ADDITIONAL PAID-IN CAPITAL	549,886,180.17	550,193,500.42	550,220,449.61	550,247,398.80	550,274,347.99	550,300,762.46	550,327,176.93
RETAINED EARNINGS: Filing Date	(612,127,031.27)	(612,127,031.27)	(612,127,031.27)	(612,127,031.27)	(612,127,031.27)	(612,127,031.27)	(612,127,031.27)
RETAINED EARNINGS: Post Filing Date		(1,535,565.44)	(2,029,011.41)	(2,804,037.57)	(2,485,386.93)	(3,196,611.75)	(3,827,291.28)
RETAINED EARNINGS: Adjustment for intercompany receivables, payables & investment in foreign subsidiary elimination		(5,133,176.21)	(5,204,025.85)	(5,333,833.91)	(5,837,417.16)	(6,060,565.62)	(6,106,410.71)
TOTAL OWNER'S EQUITY (NET WORTH)	(53,459,071.61)	(59,820,471.64)	(60,357,818.06)	(61,235,703.09)	(61,393,686.51)	(62,301,645.32)	(62,951,755.47)
Total LIABILITIES & OWNERS EQUITY	$24,858,325.00	$25,083,705.31	$24,363,433.37	$21,841,417.26	$21,999,404.09	$22,387,348.77	$21,158,262.75

* Per Schedules and Statement of Affairs
** Warranty Reserve and Dividends Payable included in "Other" in previous months
*** Pre-petition general ledger accrued expenses

CASE NAME: In re Valence Technology, Inc.
CASE NUMBER: 12-11580

SCHEDULE OF POST-PETITION LIABILITIES

	MONTH 2/01/2013 - 2/28/2013	MONTH 3/01/2013 - 3/31/2013	MONTH 4/01/2013 - 4/30/2013	MONTH 5/01/2013 - 5/31/2013	MONTH 6/01/2013 - 6/30/2013	MONTH 7/01/2013 - 7/31/2013	MONTH 8/01/2013 - 8/31/2013
TRADE ACCOUNTS PAYABLE	109,926.00	219,770.01	180,953.62	141,929.75	140,626.47	122,328.40	159,339.08
TAX PAYABLE							
Federal Payroll Taxes	39,530.04	41,124.62	63,465.17	19,814.53	20,063.00	31,603.13	36,544.31
State Payroll Taxes	2,280.33	2,366.66	3,542.48	1,248.67	1,264.14	1,873.93	2,136.43
Ad Valorem Taxes		961.17	961.17	2,821.20	2,821.20	3,789.84	2,695.90
Other Taxes	605.04	1,790.64	245.81	408.11	440.66	2,803.68	9,358.06
TOTAL TAXES PAYABLE	42,415.41	46,243.09	68,214.63	24,292.51	24,589.00	40,070.58	50,734.70
Debtor-in-Possession Financing**	3,110,491.79	2,863,224.00	2,732,500.30	1,256,253.84	1,497,731.52	2,720,706.62	1,929,029.69
ACCRUED INTEREST PAYABLE	30,404.14	35,399.65	29,710.52	21,995.75	10,655.37	25,215.63	27,588.29
ACCRUED PROFESSIONAL FEES*	190,837.90	141,674.71	128,651.15	135,449.41	169,642.02	130,999.36	89,573.76
OTHER ACCRUED LIABILITIES							
1. See attached Exhibit A	240,422.62	341,146.61	324,502.33	240,480.21	293,127.34	392,954.62	597,033.82
2.							
3.							
TOTAL POST-PETITION LIABILITIES (MOR-3)	$3,724,497.86	$3,647,458.07	$3,464,532.55	$1,820,401.47	$2,136,371.72	$3,432,275.21	$2,853,299.34

* Amount restricted to court-approved professionals

** Principal amount due on debt facility at month end

CASE NAME: In re Valence Technology, Inc.
CASE NUMBER: 12-11580

AGING OF POST-PETITION LIABILITIES
MONTH August 31, 2013

DAYS	TOTAL	TRADE ACCOUNTS	FEDERAL TAXES	STATE TAXES	AD VALOREM, OTHER TAXES	OTHER
0-30	2,847,394.96	153,434.70	36,544.31	2,136.43	12,053.96	2,643,225.56
31-60	2,929.38	2,929.38				
61-90	2,975.00	2,975.00				
91+						
TOTAL	$2,853,299.34	$159,339.08	$36,544.31	$2,136.43	$12,053.96	$2,643,225.56

AGING OF ACCOUNTS RECEIVABLE

MONTH	3/01/2013 - 3/31/2013	4/01/2013 - 4/30/2013	5/01/2013 - 5/31/2013	6/01/2013 - 6/30/2013	7/01/2013 - 7/31/2013	8/01/2013 - 8/31/2013
0-30 DAYS	3,821,320.21	2,479,812.41	1,872,989.16	2,717,164.00	2,090,219.05	2,929,392.16
31-60 DAYS	1,942,423.14	2,887,135.10	1,672,246.95	1,515,157.21	2,392,872.63	1,918,111.19
61-90 DAYS	1,970,350.69	1,170,947.93	1,357,509.70	95,325.40	288,367.12	723,514.67
91+ DAYS	1,295,498.01	1,450,537.26	1,934,795.19	1,739,054.19	1,105,289.09	201,183.27
TOTAL	$9,029,592.05	$7,988,432.70	$6,837,541.00	$6,066,700.80	$5,876,747.88	$5,772,201.28

CASE NAME: In re Valence Technology, Inc.
CASE NUMBER: 12-11580

STATEMENT OF INCOME (LOSS)

	MONTH 3/01/2013 - 3/31/2013	MONTH 4/01/2013 - 4/30/2013	MONTH 5/01/2013 - 5/31/2013	MONTH 6/01/2013 - 6/30/2013	MONTH 7/01/2013 - 7/31/2013	MONTH 8/01/2013 - 8/31/2013	FILING TO DATE
REVENUES (MOR-1)	3,434,995.06	2,746,593.54	2,048,405.76	3,021,052.61	2,715,240.64	3,871,362.45	41,440,852.97
TOTAL COST OF REVENUES	3,092,773.89	2,401,701.38	1,953,529.45	2,820,394.17	2,609,927.56	3,797,025.01	35,859,758.68
GROSS PROFIT	342,221.17	344,892.16	94,876.31	200,658.44	105,313.08	74,337.44	5,581,094.29
OPERATING EXPENSES:							
Selling & Marketing	49,520.46	120,170.83	102,812.01	102,290.19	103,178.26	98,861.08	1,382,931.54
General & Administrative	323,296.61	304,702.91	312,828.20	328,555.52	336,564.42	263,286.64	5,085,861.79
Insiders Compensation	93,296.41	89,939.89	100,783.41	104,209.16	93,412.19	90,909.54	1,378,166.49
Professional Fees	74,830.89	157,387.40	156,253.11	162,976.42	155,678.51	115,012.70	2,162,289.78
Research & Development	72,687.23	150,497.61	168,043.38	120,327.76	92,902.34	100,344.03	1,393,759.54
Other							
TOTAL OPERATING EXPENSES	613,631.60	822,698.64	840,720.11	818,359.05	781,735.72	668,413.99	11,403,009.15
INCOME BEFORE INT, DEPR/TAX (MOR-1)	(271,410.43)	(477,806.48)	(745,843.80)	(617,700.61)	(676,422.64)	(594,076.55)	(5,821,914.86)
INTEREST EXPENSE REVERSAL							(4,286.00)
DEPRECIATION	6,237.90	6,237.61	6,021.36	5,879.36	5,736.21	5,359.41	98,343.84
OTHER (INCOME) EXPENSE*	34,860.89	3,770.94	22,805.46	(949,545.26)	28,845.35	27,577.67	(735,171.82)
OTHER ITEMS**	(1,388,767.67)	5,630.94	355.54	7,314.65	220.62	3,665.90	(1,353,509.61)
TOTAL INT, DEPR & OTHER ITEMS	(1,347,668.88)	15,639.49	29,182.36	(936,351.25)	34,802.18	36,602.98	(1,994,623.58)
NET INCOME BEFORE TAXES	1,076,258.45	(493,445.97)	(775,026.16)	318,650.64	(711,224.82)	(630,679.53)	(3,827,291.28)
FEDERAL INCOME TAXES							
NET INCOME (LOSS) (MOR-1)	$1,076,258.45	($493,445.97)	($775,026.16)	$318,650.64	($711,224.82)	($630,679.53)	($3,827,291.28)

Accrual Accounting Required, Otherwise Footnote with Explanation.

* Includes interest, proceeds from sale of Prudential Shares, DIP Loan Associated Fees, and income from a $960,190.00 settlement from the Valence Technology, Inc. v. Phostech Lithium Inc. patent infringement concluded in May 2013.

** Includes realized and unrealized gains and losses on foreign currency transactions. Amount for March 2013 also includes a fiscal year-end reversal of expenses recorded by debtor since April 1, 2012, which expenses have been re-allocat to the debtor's subsidiaries pursuant to a cost-sharing agreement between the debtor and its subsidiaries..

CASE NAME: In re Valence Technology, Inc.
CASE NUMBER: 12-11580

CASH RECEIPTS AND DISBURSEMENTS	MONTH 3/01/2013 - 3/31/2013	MONTH 4/01/2013 - 4/30/2013	MONTH 5/01/2013 - 5/31/2013	MONTH 6/01/2013 - 6/30/2013	MONTH 7/01/2013 - 7/31/2013	MONTH 8/01/2013 - 8/31/2013	FILING TO DATE
1. CASH-BEGINNING OF MONTH	$ 586,844.04	$ 946,231.81	$ 1,019,485.56	$ 169,508.63	$ 427,781.64	$ 625,153.71	$722,091.73
RECEIPTS:							
2. CASH SALES	24,434.26	47,468.84	46,738.71	14,157.37	43,749.68	105,379.78	578,659.69
3. COLLECTION OF ACCOUNTS RECEIVABLE	4,135,183.72	3,143,726.03	3,271,523.35	3,779,322.31	2,939,414.85	4,045,153.41	45,871,107.40
4. LOANS & ADVANCES ***	3,300,000.00	3,700,000.00	1,850,000.00	4,990,000.00	3,870,000.00	3,350,100.00	39,960,100.00
5. SALE OF ASSETS							
6. OTHER (attach list) - See Attached Exhibit B	75.11	36,122.90	2,247.21	960,202.55	1,167.41	9,820.89	3,255,483.27
TOTAL RECEIPTS**	7,459,693.09	6,927,317.77	5,170,509.27	9,743,682.23	6,854,331.94	7,510,454.08	89,665,350.36
(Withdrawal) Contribution by Individual Debtor MFR-2*							
DISBURSEMENTS:							
7. NET PAYROLL	211,808.61	203,592.74	330,518.74	205,813.22	201,900.26	221,510.05	3,407,504.23
8. PAYROLL TAXES PAID	91,604.38	87,391.07	142,614.46	83,843.22	83,361.02	77,915.69	1,311,237.93
9. SALES, USE & OTHER TAXES PAID		4,935.91	7,567.75		855.70	3,665.00	84,865.94
10. SECURED/RENTAL/LEASES	36,397.14	36,397.14	36,397.14	37,518.77	37,518.77	37,518.77	506,601.81
11. UTILITIES & TELEPHONE	15,359.88	18,701.54	25,046.50	7,352.34	49,015.61	21,193.62	300,150.99
12. INSURANCE	81,447.02	43,309.22	91,527.66	44,219.93	44,219.93	44,219.93	1,146,784.28
13. INVENTORY PURCHASES	1,620,550.00	720,900.00	480,600.00	961,200.00	1,222,662.00	720,900.00	15,697,491.34
14. VEHICLE EXPENSES							
15. TRAVEL & ENTERTAINMENT	20,884.54	3,740.37	29,211.55	22,229.71	13,281.18	9,029.41	198,754.81
16. REPAIRS, MAINTENANCE & SUPPLIES	17,300.47	11,654.35	25,368.44	4,360.38	19,800.77	5,852.41	333,184.03
17. ADMINISTRATIVE & SELLING	147,716.87	157,486.54	205,533.43	174,002.24	301,072.93	168,963.03	2,377,298.69
18. OTHER (attach list) - See Attached Exhibit C	4,739,129.57	5,302,253.77	4,455,068.72	7,754,434.89	4,489,258.83	6,411,629.29	61,787,366.23
TOTAL DISBURSEMENTS FROM OPERATIONS	6,982,198.48	6,590,362.65	5,829,454.39	9,294,974.70	6,462,947.00	7,722,397.20	87,151,240.28
19. PROFESSIONAL FEES	74,830.89	157,387.40	156,253.11	162,976.42	155,678.51	115,012.70	2,215,234.78
20. U.S. TRUSTEE FEES		20,000.00			20,000.00		73,000.00
21. OTHER REORGANIZATION EXPENSES (attach list) *Exhi	43,275.95	86,313.97	34,778.70	27,458.10	18,334.36	29,710.98	679,480.12
TOTAL DISBURSEMENTS**	7,100,305.32	6,854,064.02	6,020,486.20	9,485,409.22	6,656,959.87	7,867,120.88	90,118,955.18
22. NET CASH FLOW	359,387.77	73,253.75	(849,976.93)	258,273.01	197,372.07	(356,666.80)	(453,604.82)
23. CASH - END OF MONTH (MOR-2)	$946,231.81	$1,019,485.56	$169,508.63	$427,781.64	$625,153.71	$268,486.91	$ 268,486.91

* Applies to Individual debtors only
**Numbers for the current month should balance (match) RECEIPTS and CHECKS/OTHER DISBURSEMENTS lines on MOR-8
***Total Advances from GemCap

Revised 07/01/98

CASE NAME: In re Valence Technology, Inc.
CASE NUMBER: 12-11580

CASH ACCOUNT RECONCILIATION
MONTH OF August 31, 2013

BANK NAME					
ACCOUNT NUMBER	#0351049270	#3300298835	#		
ACCOUNT TYPE	***OPERATING***	***PAYROLL*****	***TAX***	***OTHER FUNDS******	***TOTAL***
BANK BALANCE	211,548.80	2,315.41		146,883.25	360,747.46
DEPOSITS IN TRANSIT					
OUTSTANDING CHECKS	77,380.69				77,380.69
ADJUSTED BANK BALANCE	$134,168.11	$2,315.41		$146,883.25	$283,366.77
BEGINNING CASH - PER BOOKS	475,471.12	2,799.34		146,883.25	625,153.71
RECEIPTS*	7,399,939.83			110,514.25	7,510,454.08
TRANSFERS BETWEEN ACCOUNTS					
WITHDRAWAL OR CONTRIBUTION BY INDIVIDUAL DEBTOR MFR-2					
CHECKS/OTHER DISBURSEMENTS*	7,741,242.84	483.93		125,394.11	7,867,120.88
ENDING CASH - PER BOOKS	$134,168.11	$2,315.41		$132,003.39	$268,486.91

MOR-8

*Numbers should balance (match) TOTAL RECEIPTS and TOTAL DISBURSEMENTS lines on MOR-7

Revised 07/01/98

** Employee Funded Health Savings Account

*** Petty Cash, Credit Card Holding Accounts, Investment Account Silicon Valley Bank Securities, Fortis Bank VAT Refund Account, SVB Creditors Committee Deposit, and Foreign Bank Monthly Foreign Exchange

CASE NAME: In re Valence Technology, Inc.
CASE NUMBER: 12-11580

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders, identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary).

INSIDERS: NAME/COMP TYPE	MONTH 3/01/2013 - 3/31/2013	MONTH 4/01/2013 - 4/30/2013	MONTH 5/01/2013 - 5/31/2013	MONTH 6/01/2013 - 6/30/2013	MONTH 7/01/2013 - 7/31/2013	MONTH 8/01/2013 - 8/31/2013
1. Adleman, Randall - Wages	16,666.68	16,666.68	16,666.68	16,666.68	16,666.68	16,666.68
2. Gottschalk, Donald - Wages	12,916.67	12,916.67	12,916.67	12,916.67	12,916.67	12,916.67
3. Kanode, Robert - Wages						
4. Lim, Khoon Cheng - Wages	16,666.68	16,666.68	16,666.68	16,666.68	16,666.68	16,666.68
5. Williams, Roger A. - Wages	16,666.68	16,666.68	16,666.68	16,666.68	16,666.68	16,666.68
6. Fisher, T. Joseph-Wages*	24,690.39	24,690.39	24,690.39	24,690.39	24,690.39	24,690.39
7. Adleman, Randall - Contracted Bonus						
8. Adleman, Randall - Expense Reimbursement	444.72		2,684.03	4,517.10	1,093.14	720.11
9. Gottschalk, Donald - Expense Reimbursement	842.50	700.00	485.00	525.00		
10. Kanode, Robert - Expense Reimbursement						
11. Williams, Roger A. - Expense Reimbursement	846.92		2,923.64			
12. T Joseph Fisher-Expense Reimbursement	3,555.17	1,632.79	7,083.64	11,559.96	4,711.95	2,582.33
TOTAL INSIDERS (MOR-1)	$93,296.41	$89,939.89	$100,783.41	$104,209.16	$93,412.19	$90,909.54

PROFESSIONALS	MONTH 3/01/2013 - 3/31/2013	MONTH 4/01/2013 - 4/30/2013	MONTH 5/01/2013 - 5/31/2013	MONTH 6/01/2013 - 6/30/2013	MONTH 7/01/2013 - 7/31/2013	MONTH 8/01/2013 - 8/31/2013
1. Bridgepoint Consulting LLC						
2. PMB Helin Donovan, LLP			8,410.00	1,320.00		900.00
3. Lung Tin Int'l Patent & Trademark	5,400.40	1,978.80	1,117.70	1,231.00	3,675.40	
4. McFadden, Fincham	2,705.94	4,325.20	1,384.05		7,184.20	3,099.40
5. Streusand, Landon & Ozburn LLP		49,464.55	83,392.82	28,934.06	68,191.85	32,221.40
6. Virtual CFO						
7. VMW Accountants	1,370.38	1,203.58	1,449.35		2,365.60	2,395.71
8. KIM & CHANG				9,498.77	5,180.47	7,037.58
9. KRAUS & WEISERT	1,704.20	1,074.20	8,600.61	24,752.65	3,092.47	3,853.15
10. MIURA & ASSOCIATES	1,905.97			22,074.61	1,079.46	1,859.09
11. WELLS, ST. JOHN PS	1,175.00		3,290.80		375.00	125.00
12. Wilson Sonsini Goodrich & Rosati	25,000.00	25,000.00	20,636.80	24,999.90	8,961.07	6,034.40
13. Pope, Shamsie & Dooley, LLP	10,569.00	1,449.00	4,394.25	1,134.00	2,819.25	
14. DIMOCK STRATTON LLP	25,000.00		18,147.41	25,000.00	23,095.14	24,833.50
15. BRINKMAN PORTILLO, PC		69,692.07	5,429.32	7,975.67	17,120.10	32,653.47
16. Spruson & Ferguson		3,200.00		1,644.00	7,791.00	
17. ARMANINO MCKENNA LLP				4,500.00	4,747.50	
18. MAPLES AND CALDER LLC				9,911.76		
TOTAL PROFESSIONALS (MOR-1)	$74,830.89	$157,387.40	$156,253.11	$162,976.42	$155,678.51	$115,012.70

* Includes $1357.05 per month reimbursement for self paid health insurance

EXHIBIT A - Other Accrued Expenses as of August 31,2013

CREDITOR'S NAME, MAILING ADDRESS INCLUDING ZIP CODE AND AN ACCOUNT NUMBER	DESCRIPTION OF LIABILITY	Post Petition Liability	
AT&T P.O.BOX 5091 CAROL STREAM, IL 60197 Account # 6289934	Telecommunication	3,151.75	
MATTHEW L REED 500 EAST OAK STREET LEBANON, OR 97355 Account # N/A	IT Consultant	1,600.00	
NEXT INNOVATION 12885 Research Blvd, Suite 101B AUSTIN, TX 78750 Account # N/A	AXAPTA Maintenance	4,666.66	
SILICON VALLEY BANK P.O. BOX 7078 CROSSLANES, WV 25356 Account # 5478 5400 1011 2842	CorporateCredit card	17,097.98	
GemCap Lending I, LLC 24955 Pacific Coast Highway 3 A202 Malibu, CA 90265 Account # NA	DIP Financing - Accrued fees	3,854.23	
JOHN R. AMES, CTA DALLAS COUNTY TAX OFFICE P.O. BOX 139066 DALLAS, TX 75313 Account # 99100503135000000	Property tax	6,607.07	
MARY MCGUFFEY CITY OF COPPELL P.O. BOX 9478 COPPELL, TX 75019 Account #99100503135000000	Property tax	21,451.39	
METAL CONVERSION TECH. LLC 1 E.PORTER STREET CARTERSVILLE, GA 30120 Account # NA	Disposal of hazardous material	12,300.00	
MICHELE W. SHAFE CLARK COUNTY ASSESSOR 12500 S. GRAND CENTRAL PARKWAY, 2ND FLOOR LAS VEGAS, NV 89155 Account # 03177499	Property tax	1,586.88	
Office of the US Trustee 903 San Jacinto Blvd #230 Austin , TX 78701 Case # 12-11580	Bankruptcy administration	13,333.34	
ROUND ROCK TAX OFFICE TAX ASSESSOR COLLECTOR 1311 ROUND ROCK AVENUE ROUND ROCK, TX 78681 Account # P1947040393823	Property tax	4,500.64	
KUEHNE & NAGEL, INC. P.O. BOX 894095 LOS ANGELES, CA 90189 Account # 6700981	Freight	4,284.11	
US Bancorp EquipmentFinance 1450 Channel Parkway Marshall, MN 56258 Account # 600-9026590-000	Phone system rental	1,958.24	
WILLIAMSON COUNTY TAX OFFICE 904 SOUTH MAIN STREET GEORGETOWN, TX 78626 Account # P468793	Property tax	3,610.40	
Tianjin Lishen Battery Joint- 6 Lanyuan Road Huayuan Hi-Tech Industry Park, Tianjin 300384, PR China Account # Valence Energy	Legal fees due 7/31/2014	7,000.00	
	Total	107,002.69	

EXHIBIT A - Received but not Invoiced as of August 31,2013			
CREDITOR'S NAME, MAILING ADDRESS INCLUDING ZIP CODE AND ACCOUNT NUMBER	DESCRIPTION OF LIABILITY	Post-Petition	Pre-Petition
	Total	0.00	

General Ledger Accruals for Estimated Expenses as of August 31,2013			
Ledger account	Account name	Post-Petition	Pre-Petition
12012	Current portion - Deferred rent	(26,093.00)	40,056.00
12101	Garnishments payable	0.00	0.00
12102	Payroll clearing	161,199.65	(58,794.88)
12103	Accrued vacation	(8,052.71)	261,094.31
12105	Medical insurance payable	211.55	(535.96)
12107	401(k) payable	3,223.91	2,641.10
12108	Bonus payable	(78,543.72)	141,960.03
12109	SAR liability	0.00	0.00
12211	Extended warranty reserve	(5,481.00)	6,577.40
12303	Customer deposits	21,097.34	17,945.01
12310	Reserve for customer rebates	251,116.00	203,275.00
12706	Deferred rent	(20,953.00)	20,953.00
	Total	**$297,725.02**	**$635,171.01**
12210	Warranty Reserve	$192,306.11	$1,124,919.97
12221	Dividends Payable	$0.00	$1,168,601.14

Grand Total	**$597,033.82**

MOR-7

EXHIBIT C - Other Cash Disbursements August 2013

Payments to Subsidiaries or Payments on Behalf of Subsidiaries

Date	Subsidiary/Company	Description	Amount
8/31/2013	VALENCE (SIP) - VET	Wire Transfers sent to Valence VET for purchase of finished goods	1,900,000.00
8/16/2013	Pay Check Limited	Transfer to Pay Check LTD, foreign payroll processing company for payment of foreign subsidiary (Valence Technology Cayman Islands, Inc) employee wages & taxes	46,262.44
8/7/2013	Fortis Bank, Belgium	Bank Fees	2.50
8/20/2013	Fortis Bank, Belgium	Belgian VAT Payment	241.74
8/31/2013	VALENCE CAYMAN INC.	Transfer to UK Subsidiary for Operational Expenses	123,345.68
			$2,069,852.36

Customer Payments Remitted to GemCap for Payment on Loan

Date	Subsidiary/Company	Description	Amount
8/31/2013	GemCap Lending I, LLC	Accounts Receivable payments transferred to GemCap DIP Lender	4,141,776.93
			$ 4,141,776.93

Cure Payments Remitted

Date	Subsidiary/Company	Description	Amount
9/17/2012	Kuehne+Nagel Logistics, NV	1st Weekly Cure Payment	10,000.00
9/25/2012	Kuehne+Nagel Logistics, NV	2nd Weekly Cure Payment	10,000.00
9/17/2012	Kuehne + Nagel, Inc.	1st Weekly Cure Payment	10,000.00
9/26/2012	Kuehne + Nagel, Inc.	2nd Weekly Cure Payment	10,000.00
		Total September Payments:	**40,000.00**
10/5/2012	KUEHNE & NAGEL LOGISTICS NV	3rd Weekly Cure Payment	10,000.00
10/12/2012	KUEHNE & NAGEL LOGISTICS NV	4th Weekly Cure Payment	10,000.00
10/22/2012	KUEHNE & NAGEL LOGISTICS NV	5th Weekly Cure Payment	10,000.00
10/25/2012	KUEHNE & NAGEL LOGISTICS NV	6th Weekly Cure Payment	10,000.00
10/31/2012	KUEHNE & NAGEL LOGISTICS NV	7th Weekly Cure Payment	10,000.00
10/5/2012	KUEHNE & NAGEL, INC.	3rd Weekly Cure Payment	10,000.00
10/12/2012	KUEHNE & NAGEL, INC.	4th Weekly Cure Payment	10,000.00
10/22/2012	KUEHNE & NAGEL, INC.	5th Weekly Cure Payment	10,000.00
10/25/2012	KUEHNE & NAGEL, INC.	6th Weekly Cure Payment	10,000.00
10/31/2012	KUEHNE & NAGEL, INC.	7th Weekly Cure Payment	10,000.00
		Total October Payments:	**$100,000.00**
11/8/2012	KUEHNE & NAGEL LOGISTICS NV	8th Weekly Cure Payment	10,000.00
11/16/2012	KUEHNE & NAGEL LOGISTICS NV	9th Weekly Cure Payment	10,000.00
11/20/2012	KUEHNE & NAGEL LOGISTICS NV	10th Weekly Cure Payment-Final	5,802.25
11/8/2012	KUEHNE & NAGEL, INC.	8th Weekly Cure Payment	10,000.00
11/16/2012	KUEHNE & NAGEL, INC.	9th Weekly Cure Payment-Final	8,928.59
11/13/2012	TIANJIN LISHEN BATTERY	1st-3rd Monthly Cure Payment	150,000.00
11/29/2012	TIANJIN LISHEN BATTERY	4th Monthly Cure Payment	50,000.00
		Total November Payments:	**$244,730.84**
12/31/2012	TIANJIN LISHEN BATTERY	5th Monthly Cure Payment	100,000.00
		Total December Payments:	**$100,000.00**
1/30/2013	TIANJIN LISHEN BATTERY	6th Monthly Cure Payment	100,000.00
		Total January Payments:	**$100,000.00**
2/27/2013	TIANJIN LISHEN BATTERY	7th Monthly Cure Payment	100,000.00
		Total February Payments:	**$100,000.00**
3/29/2013	TIANJIN LISHEN BATTERY	8th Monthly Cure Payment	150,000.00
		Total March Payments:	**$150,000.00**
4/29/2013	TIANJIN LISHEN BATTERY	9th Monthly Cure Payment	150,000.00
		Total April Payments:	**$150,000.00**
5/30/2013	TIANJIN LISHEN BATTERY	10th Monthly Cure Payment	150,000.00
		Total May Payments:	**$150,000.00**
6/26/2013	TIANJIN LISHEN BATTERY	11th Monthly Cure Payment	200,000.00
		Total June Payments:	**$200,000.00**
7/29/2013	TIANJIN LISHEN BATTERY	12th Monthly Cure Payment	200,000.00
		Total July Payments:	**$200,000.00**
8/29/2013	TIANJIN LISHEN BATTERY	13th Monthly Cure Payment	200,000.00
		Total August Payments:	**$200,000.00**
Total Cure Payments Remitted:			**$1,734,730.84**
		Grand Total All Other August 2013 Cash Disbursements:	**$ 6,411,629.29**